JMP Securities Financial Services and Real Estate Conference September 13, 2012 Investment Outlook September 2012 Exhibit 99.1

Forward
Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for future distributions and market conditions, are not considered historical facts and are considered forward-looking information under the federal securities laws.  This information may contain words such as “believes,” “plans,” “expects,” “intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-
looking information and include, without limitation, changes in the Company’s distribution policy, changes in the Company’s ability to pay distributions, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC.  Given these uncertainties, you should not rely on forward-looking information.  The
Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS: Overview
Agency Residential Mortgage Backed Securities
Financing lines with 34 lenders
Swap agreements with 18 counterparties
Self managed: highly scalable
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Company intends to distribute all or substantially all of its REIT taxable income
2
A Real Estate Investment Trust formed in January 2006
Target Assets
Senior
Management
Focus on Cost
Efficiency
Ample Financing
Sources
Dividend Policy

CYS:
99.18%
100
90
80
70
60
50
40
30
20
10
0
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12

Q212:
1.33%
5.0
4.0
3.0
2.0
1.0
0.0
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12

CYS Goal: Deliver Competitive Total Return through
Dividends
CYS vs. Bloomberg REIT Index, S&P 500¹ (%) CYS Expense Ratio² (%)
3
1
June 11, 2009 — Sept 7, 2012

June 11, 2009 — June 30, 2012
Source:  Company filings, Bloomberg

5.00
4.00
3.00
2.00
1.00
0.00
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11
Jan-12
May-12
Sep-12

3.500
3.000
2.500
2.000
1.500
1.000
0.500
0.000
-0.500
-1.000
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11
Jan-12
May-12
Sep-12

Spread Environment Becoming More Challenging,
However, Hedging Rates Remain Historically Low
Mortgage Yields at All Time Lows
Par-Priced 7/1 hybrid rates now 1.38%
(1)
30 Year fixed rates now 2.60%
(1)
15 Year fixed rates now 2.16%
(1)
5 Year Swap vs. 1 Month LIBOR: 1/2005 – 9/2012
5/1 Hybrid Net Interest Margin: 1/2005 – 9/2012
Source; Bloomberg
(1) September 7, 2012
September 7, 2012
September 7, 2012
4
Steep Curve
Creates positive carry
Very low cost of financing
Good ROE
Hedge flexibility very important
Fed still fighting deflation

7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
CYS INVESTMENTS

Investment Environment
15 Year Hedged (i) 15 Year Unhedged (ii)
Borrow Short
Invest Long
September 7, 2012
Source:   Bloomberg.
Note:       Spreads calculated as: (i) 15 year Current Coupon Index  = 50% 4 year swap, and (ii) 15 year Current Coupon Index

15 Year Fixed Hedged with Swaps: 1/1/2005 – 9/07/2012

Fed Voters More Dovish
Hawkish Dovish Neutral
Lacker
Duke Tarullo
Lockhart
Pianalto
Yellen
Raskin
Bernanke
Governors
2012 Voters
Williams
2013 Voters
Dudley
Evans
Rosengren
Bullard
Powell
Stein
Dudley
George

Source: federalreserve.gov, Macroeconomic Advisers, LLC,  Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters, Federal Reserve Bank
of Atlanta, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.

70%
60%
50%
40%
30%
20%
10%
0%
with OT2
with no balance sheet action after OT1
(0,3]
(3,4]
(4,6]
(6,8]
(8,10]
(10,20]
(20,30]

40%
35%
30%
25%
20%
15%
10%
5%
0%
Beginning of OT1
Beginning of QE1
1997
1999
2001
2003
2005
2007
2009
2011

The Fed’s Tools: Forward Rate Guidance; OT2; QE3
Fed Ownership Shares of Nominal Notes and
Bonds in March 2013 with and without OT2
• With no operations after OT1, the Fed would own nearly 30% of the 10+ sector.
• With OT2, that share would increase to over 40%.
Fed Ownership of Treasuries Outstanding
Maturing in Over Ten Years
Source: Macroeconomic Advisers, U.S. Treasury, Federal Reserve. Updated May 24, 2012. 7

CYS INVESTMENTS

1–4 weeks
5–14 weeks
15–26 weeks
27+ weeks
Q4
55
50
45
40
35
30
25
20
15
10
5

12%
10%
8%
6%
4%
2%
0%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1990
1995
2000
2005
2010

Will the Fed Rationalize High Unemployment?
hys•ter•e•sis (his/t
re/sis),
n.
Economics. 1. a process whereby a high unemployment rate during and after recessions raises the long run equilibrium or structural unemployment rate, otherwise known as non-
accelerating inflation rate of unemployment (NAIRU).
Probability of Reemployment by
Duration of Unemployment, 1995-2012
In %
Longer Duration
Unemployment, 1990-2012
In %
Unemployment
Rate (Left Axis)
Unemployed for 27 Weeks over %  of
Unemployed (Right Axis)
0.95
1.00
1.05
1.10
1.15
-2 0 2 4 6 8 10 12
1981-82 Cycle
1990-1991 Cycle
2001 Cycle
1973-75
Cycle
Current Cycle
14 16
Real GDP Growth in Recoveries
(series set to 1.00 at NBER peak)
1995 1999 2003 2007 2011
Note: Shaded bars indicate business  recession, as defined by National Bureau of Economic Research

Source: BEA, Recent Developments in the Labor Market: Remarks by Ben S. Bernanke to the National Association of Business Economists, March 26, 2012, Macroeconomic
Advisors, U.S. Department of Labor, BLS, Haver Analytics

Central Banks Globally Decidedly More Accommodative
Xiaochuan
China
Bernanke
USA
Shirakawa
Japan
Canada
Carney
Australia
Stevens
New Zealand
Bollard
Draghi
EU
Tombini
Brazil
Subbarao
India
Central Banks are Focused on Global Deflation Risk
Hawkish Dovish Neutral
Draghi
EU
Shirakawa
Japan
Subbarao
India
Xiaochuan
China

200
150
100
50
0
World War I
The Great Depression
World War II
Recent federal budget deficits, including net interest, have been the largest since 1945. As a result, federal debt is expected to exceed 70 percent of GDP at the end of 2012.
1912
1917
1922
1927
1932
1937
1942
1947
1952
1957
1962
1967
1972
1977
1982
1987
1992
1997
2002
2007
2012
2017
2022
2027
2032
2037
EAF
EB

EAF

EB

Long Term Budget  Outlook vs. The Fiscal Cliff
Publically Held Federal Debt,
Historically and Projected under Two Policy Scenarios
In % by year
Extended Alternative Fiscal Scenario
Extended Baseline Scenario
- Maintains current policies
- Extends expiring Tax Cuts and other forms of Tax Relief
- Prevents automatic spending reductions and spending
restraints
- Current laws remain unchanged
- Scheduled Tax Increases and Spending Cuts occur
Revenues remain near historical average
Gap between non interest spending and revenues
widens
Noninterest spending continues to rise, but is
pushed up due to population aging, rising
healthcare costs
Source: Congressional Budget Office, June 2012

116,000
115,000
114,000
113,000
112,000
111,000
110,000
109,000
108,000
107,000
2000
2002
2004
2006
2008
2010
2012
2014

240
200
160
120
80
40
0
1940
1950
1960
1970
1980
1990
2000
2010
2020

11
10
9
8
7
6
5
4
3
2
1940
1950
1960
1970
1980
1990
2000
2010
2020

90
85
80
75
70
65
60
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015

retail gasoline price (real, in 2012 dollars)
retail gasoline price (nominal)
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
1976
1980
1984
1988
1992
1996
2000
2004
2008
2012

Economic Recovery Below Normal Pace
U.S. Retail Gasoline Price, Regular Grade
1976 – Present
Capacity Utilization: Manufacturing
1970 – Present
%
Civilian Unemployment Rate
1940 - present
%
CPI-U All Items, Core
1940 – Present
% Change - Year to Year
Total Nonfarm Private Payroll Employment
2000-present
000’s
Challenger, Gray & Christmas, Inc.
Job Cut Announcement Report
1/2007 – 6/2012, by Quarter
Source: S&P, Federal Reserve Bank of St. Louis, Fiserv, and Macromarkets LLC / Haver Analytics, BLS, Challenger, Gray & Christmas, US  Dept. of Energy, NYMEX 11
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
Q1 89 Q1 91 Q1 93 Q1 95 Q1 97Q1 99 Q1 01 Q1 03 Q1 05 Q1 07 Q1 09 Q1 11

CYS INVESTMENTS

12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
2,000
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
11,167
10,546
5,106
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

FICO Score
FICO Score
800
760
720
680
640
600
Prime Purchase
Prime Refinance
FHA Purchase
FHA Refinance
2003 2004 2005 2006 2007 2008 2009 2010 2011

Mortgage Market Shrinkage Likely to Continue
Residential Mortgage Debt Decline Driven By:
1. Declining home prices
2. Delevering Consumers/Homeowners
3. Psychology of lower leverage
4. Low volume of new and existing home sales
5. All-cash home purchase transactions, and higher downpayments
6. Scheduled principal payments
7. High percentage of cash-in refis versus cash-out refis.
Quarterly Growth in
Residential Mortgage
Debt
Q2 2003 – Q4 2010
Growth
Home Mortgage
Originations
2000 - 2010
In billions
Refinance Purchase
Home Mortgage Debt
Outstanding
2000 - 2010
In millions
Total Home Mortgage Debt
Median Credit Score at
Mortgage Origination
2003-2012
Source:  BLS, LPS Applied Analytics, Financial Stability Oversight Council 2011 Annual Report

Net Issuance

CYS INVESTMENTS

70
60
50
40
30
20
10
0
01-Jul-11
19-Jul-11
06-Aug-11
24-Aug-11
11-Sep-11
29-Sep-11
17-Oct-11
04-Nov-11
22-Nov-11
10-Dec-11
28-Dec-11
15-Jan-12
02-Feb-12
20-Feb-12
09-Mar-12
27-Mar-12
14-Apr-12
02-May-12
20-May-12
07-Jun-12
25-Jun-12
13-Jul-12
31-Jul-12
18-Aug-12
06-Sep-12

80
70
60
50
40
30
20
10
0
18-Jul-11
05-Aug-11
23-Aug-11
10-Sep-11
28-Sep-11
16-Oct-11
03-Nov-11
21-Nov-11
09-Dec-11
27-Dec-11
14-Jan-12
01-Feb-12
19-Feb-12
08-Mar-12
26-Mar-12
13-Apr-12
01-May-12
19-May-12
06-Jun-12
24-Jun-12
12-Jul-12
30-Jul-12
17-Aug-12
06-Sep-12

Iowa Electronic Futures Market:
Obama re-elected and a Republican Congress
Source: The Iowa Electronic Markets
Romney
Obama
Republican House/
Democrat Senate
Democrat House/
Democrat Senate
Democrat House/
Republican Senate
Republican House/
Republican Senate
2012 US Presidential Election Winner Takes All Market
As of September 6
2012 Congressional Control Winner-Takes-All Market
As of September 6

Closing Price: 90.4
Vol: 0.073K
Volume
1.5K
1.0K
0.5K
0.0K
2010
2011
2012

Closing Price: 53.7
Vol: 101
Volume
600
400
200
0
2009
2010
2011
2012

Closing Price: 57.8
Vol: 17.8K
Volume
40K
30K
20K
10K
0K
Jan 11
Mar
May
Jul
Sep
Nov
Jan 12
Mar
May
Jul
Sep
70
65
60
55
50
45

Closing Price: 24.1
Vol: 36
Volume
1000
500
0
Jul 10
Oct
Jan 11
Apr
Jul
Oct
Jan 12
Apr
Jul

Intrade:
Obama re-elected and a Republican Congress
US House of Representatives – Republican Control
Nov 13, 2008 – Sep 9, 2012
Source: www.intrade.com
US Senate – Republican Control
Dec 8, 2008 – Sep 9, 2012
Obama Re-election
Dec 6, 2008 – Sep 9, 2012
57.6%
90.4%
53.7%
24.1%

A European Country Leaves the Eurozone before 31 Dec
2012

CYS INVESTMENTS

WA
12
OR
7
CA
55
NV
6
ID
4
MT
3
WY
3
UT
6
CO
9
AZ
11
NM
5
ND
3
SD
3
NE
5
KS
6
OK
7
TX
38
MN
10
IA
6
MO
10
AR
6
LA
8
WI
10
IL
20
MI
16
IN
11
OH
18
KY
8
TN
11
MS
6
AL
9
GA
16
SC
9
FL
29
NC
15
VA
13
WV
5
PA
20
NY
29
VT
3
NH
4
ME
4
MA
11
RI
4
CT
7
NJ
14
DE
3
MD
10
DC
3
AK
3
HI
4

Electoral Mapping
Connecticut (7)
Minnesota (10)
New Mexico (5)
Oregon (7)
Pennsylvania
(20)
Leans Obama:
49
Arizona (11)
Georgia (16)
Indiana (11)
Missouri (10)
South Carolina (9)
Leans Romney:
57
Colorado (9)
Florida (29)
Iowa (6)
Nevada (6)
Michigan (16)
New Hampshire (4)
North Carolina (15)
Ohio (18)
Virginia (13)
Wisconsin (10)
Maine (4)
New Jersey (14)
Washington (12)
Likely Obama:
30
221 191
Toss Up: 126
Source: realclearpolitics.com
9/7/12
Solid Obama:
142
California (55)
District of Columbia
(3)
Illinois (20)
Massachusetts (11)
Rhode Island (4)
Delaware (3)
Hawaii (4)
Maryland (10)
New York (29)
Vermont (3)
Likely Romney:
58
Montana (3)
North Dakota (3)
South Dakota (3)
Tennessee (11)
Texas (38)
Solid Romney:
76
Alabama (9)
Alaska (3)
Arkansas (6)
Idaho (4)
Kansas (6)
Kentucky (8)
Louisiana (8)
Mississippi (6)
Nebraska (5)
Oklahoma (7)
Utah (6)
West Virginia (5)
Wyoming (3)

GRAB
TBA
1) Actions
2) Tools
3) Settings
Fixed Income Trading
15:18
4) TBA30
5) TBA15
6) MBS
7) Swaps
8) Butterflies
21) FN30
22) FN15
23) GD30
24) GD15
27) GNII
3.0 | 3.5 | 4.0
Sep 105-19 / 19+ 1 - 2 + 05+ | 106-12+ / 13 | 107-03+ / 04 1 - 1 + 00+
Oct 105-12+ / 13+ 1 - 1 + 05 | 106-10 / 11 2 - 1 03 | 107-01+ / 03+ 1 - 1 + 01+
Nov 105-06 / 07+ 1 - 1 + 05+ | 106-06+ / 07+ 1 - 1 02+ | 107-00 / 02 1 - 1 + 01+
Sep/Oct 05¾ / 05⅞ 1 - 2 -- | 02¼ / 02+ 2 - 1 00⅛ | 00⅝ / 00¾ 3 - 2 - 00⅛
Oct/Nov 06¼ / 06+ 1 - 1 - 00⅝ | 03 / 03¼ | 02+ / 03 1 - 1 + 01
4.5 | 5.0 | 5.5
Sep 107-31+ / 00 1 - 1 - 01 | 1 - 1 - 02 | 108-03 / 03+ 1 - 1 - 02+
Oct 107-30+ / 31+ 1 - 1 - 01 | 108-13+ / 14+ 1 - 1 - 02+ | 108-01 / 02 1 - 1 - 03
Nov 107-28+ / 29+ 1 - 1 - 01 | 108-10 / 12 1 - 1 - 02 | 107-29 / 30 1 - 1 - 04+
Sep/Oct 00⅝ / 00¾ 2 - 2 -- | 01⅜ / 01+ 1 - 1 + 00⅛ | 01+ / 01¾ 1 - 2 --
Oct/Nov 01⅞ / 02⅛ 1 - 1 -- | 02⅞ / 03⅛ 1 - 1 -- | 02⅜ / 02⅝ 1 - 1 --
Benchmarks
Treas 2Y 99-31¾ / 00 0.254 / 250 + 00+
Treas 3Y 99-25 / 25¼ 0.325 / 322 + 02
Treas 5Y 99-29¼ / 29+ 0.643 / 641 + 05¾
Treas 7Y 99-13 / 13+ 1.089 / 086 + 07
Treas 10Y 99-21+ / 22 1.661 / 659 + 05+
Treas 30Y 98-20 / 21 2.818 / 817 - 11+
Roll Analysis-FNCI Sep/Oct Rte 0.23
Cpn CPR Drp B/E Drp B/E Rte B/E CPR
3.00 15.47 5.750 3.603 -0.573 2.344
3.50 22.75 2.250 2.768 0.418 25.039
4.00 27.52 0.625 2.092 0.760 32.823
4.50 24.50 0.625 3.354 1.213 33.444
5.00 21.92 1.375 4.767 1.449 32.653
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2012 Bloomberg Finance L.P.
SN 698985 G714-489-0 07-Sep-12 15:18:01 EDT GMT-4:00

Economics of Forward Purchase

Example: 15 yr. 2
1/4
% drop = ~3/32 pt. per month
1
Source: Bloomberg 09/07/12

3/32 represents a discount to the purchase price of the security of approximately $0.30 per month from trade date to settlement date.
1

30 Year Fixed Rate, 14%
15 Year Fixed Rate, 61%
Hybrid ARMs, 22%

$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.35
$0.55
$0.55
$0.60
$0.60
$0.60
$0.60
$0.60
$0.55
$0.50
$0.50
$0.50
$0.45
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12

Portfolio Composition and Results
CYS Agency RMBS Portfolio
1
CYS Common Stock Dividends
2
: 9/09 – 9/12
Total Agency RMBS: $14,078.1
million
20 Year Fixed
Rate, 1%
10 Year Fixed
Rate, 2%
1
As of 6/30/12
2
On August 3, 2012, the Company issued shares of 7.75% Series A Preferred Stock, for which dividends are paid quarterly at a rate of $1.9375 per annum per share.

Portfolio Characteristics
* As of 6/30/12
Par Value Fair Value Weighted Average
Asset Type (in thousands) Cost/Par
Fair
Value/Par MTR
(1)
Coupon CPR
(2)
10 Year Fixed Rate $239,966 $253,746 $103.79 $105.74
N/A 3.50% 15.70%
15 Year Fixed Rate 8,130,084
8,575,298 103.34 105.48 N/A 3.38% 14.40%
20 Year Fixed Rate 138,700
149,688 103.14 107.92 N/A 4.50% 21.10%
30 Year Fixed Rate 1,832,303
1,937,542 105.43 105.74 N/A 3.87% —%
Hybrid ARMs 3,015,667
3,161,861 102.63 104.85 67.4 3.09% 18.60%
Total/Weighted
Average $13,356,720 $14,078,135 $103.47 $105.40 67.4
(3)
3.40% 15.80%
18
CYS Agency RMBS Portfolio Characteristics*
(1) MTR, or “Months to Reset,” is the number of months remaining before the fixed rate on a hybrid ARM becomes a variable rate. At the end of the fixed period, the variable rate will be determined by the margin and the pre-specified caps of the ARM. After the fixed period, the interest rates on 100% of our hybrid ARMs reset annually.
(2) CPR, or “Constant Prepayment Rate,” is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year. Specifically, the CPR is an annualized version of the prior three month prepayment rate.  Securities with no prepayment history are excluded from this calculation.
(3) Weighted average months to reset of our hybrid ARM portfolio.

History of Transparent and Consistent Financial Reporting
CYS uses Financial Reporting for Investment Companies
CYS Financial Reporting - Best in Class
Schedule of investments
NAVs have reflected mark-to-market accounting since inception
No OCI account on balance sheet
Realized and unrealized losses taken through income statement
Losses expensed in period incurred

Historical Financials
(1) Core Earnings is defined as net income (loss) excluding net gain (loss) on investments, net realized gain (loss) on termination of swap contracts and unrealized appreciation (depreciation) on swap and cap contracts.
(2) Our average yield on Agency RMBS for the period was calculated by dividing our interest income from Agency RMBS by our average Agency RMBS.
(3) Our average cost of funds and hedge for the period was calculated by dividing our total interest expense, including our net swap and cap interest income (expense), by our average repurchase agreements.
(4) Our interest rate spread net of hedge for the period was calculated by subtracting our average cost of funds and hedge from our average yield on Agency RMBS.
(5) Our operating expense ratio is calculated by dividing operating expenses by average net assets.
(6) Our leverage ratio was calculated by dividing (i) the Company’s repurchase agreements balance plus payable for securities purchased minus receivable for securities sold by (ii) net assets.
* All percentages are annualized.
20
Three Months Ended
6/30/2012 3/31/2012
Income Statement Data (in 000's)
Investment Income – Interest Income $71,747 $65,369
Total expenses 14,272 11,972
Net Investment Income 57,475 53,397
Net gain (loss) from investments 61,113 33,150
Net gain (loss) from swap and cap contracts (24,356) (17,429)
Net Income $101,705 $69,118
Net Income Per Common Share (diluted) $0.87 $0.66
Distributions per Common Share $0.50 $0.50
Non-GAAP Measure (in 000's)
Core Earnings
(1)
$44,788 $41,891
Non-GAAP Reconciliation (in 000's)
NET INCOME $101,705 $69,118
Net (gain) loss from investments (68,586) (33,150)
Net (gain) loss on termination of swap contracts -- --
Net unrealized (appreciation) depreciation on swap and cap
contracts
11,669 5,923
Core Earnings $             44,788 $             41,891
Core Earnings per Common Share (diluted) $                   0.38 $                   0.39
Three Months Ended
6/30/2012 3/31/2012
Key Portfolio Statistics*
Average yield on Agency RMBS
(2)
2.62% 2.78%
Average cost of funds and hedge
(3)
0.91% 0.90%
Interest rate spread net of hedge
(4)
1.71% 1.88%
Operating expense ratio
(5)
1.33% 1.46%
Leverage ratio (at period end)
(6)
7.6:1 7.7:1
As of
Balance Sheet Data (in 000's) 6/30/2012 3/31/2012
Cash and Cash Equivalents $13,486 $10,643
Total Assets $14,623,128 $13,555,905
Repurchase Agreements $9,763,313 $8,234,669
Net assets $1,629,854 $1,525,792
Net assets per common share $13.52 $13.14

Financial Highlights Steep yield curve and attractive spreads in target assets Tailwinds likely to continue Fed Transparency very helpful Investment Company accounting provides transparency 21

Investment Outlook September 2012 JMP Securities Financial Services and Real Estate Conference September 13, 2012